UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2011

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 (b)

On March 14, 2011, Debra L. Lee notified Eastman Kodak Company’s Board of Directors that she will not seek re-election to the Board at the Company’s Annual Meeting of Shareholders on May 11, 2011.  Ms. Lee will continue to serve as a Director of the Company until May 11, 2011.

The Company issued a press release on March 16, 2011, announcing that Ms. Lee will not seek re-election. A copy of the press release is attached to this filing as Exhibit (99.1) and incorporated by reference.

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits

(99.1)	Press release issued by Eastman Kodak Company on March 16, 2011 announcing that Debra L. Lee will not seek re-election to the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Patrick M. Sheller
--------------------------------
                                                                                                                         Patrick M. Sheller
                                                                                                                        Corporate Secretary

Date:  March 16, 2011

EASTMAN KODAK COMPANY
INDEX TO EXHIBIT

Exhibit No.

(99.1)	Press release issued by Eastman Kodak Company on March 16, 2011 announcing that Debra L. Lee will not seek re-election to the Company’s Board of Directors.